Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2021

Supplement Dated February 14, 2022

On January 1, 2022, Parametric Portfolio Associates LLC was added as a sub-adviser to the Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and the Calvert VP Volatility Managed Growth Portfolio (each individually "Portfolio"). Therefore, effective January 1, 2022, Parametric Portfolio Associates LLC is added as a sub-adviser to the Portfolio Subaccount Investment Option in your Policy prospectus.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2616 2-22